UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2005


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

             Delaware                      0-17171              75-2212772
             --------                      -------              ----------
 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
          incorporation)                                     Identification No.)



     650 South Edmonds, Suite 108, Lewisville, TX                       75067
       (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         On December 5, 2005, the Registrant issued a press release announcing the issuance of a Proposal for Decision by the Texas State Office of Administrative Hearings recommending the approval of the Company's Production Area Authorization 3 at the Kingsville Dome project, subject to certain conditions that the Company believes it can satisfy. The Company anticipates that the Texas Commission on Environmental Quality should act on this recommendation in January 2006.

         The Company also announced that it has started wellfield development at previously approved production areas at Kingsville Dome in November 2005 and has commenced exploration drilling on the recently acquired 750 acres near the Company's currently idle but fully licensed Rosita facility.

         A copy of the press release dated December 5, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated December 5, 2005




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             URANIUM RESOURCES, INC.




Date:    December 5, 2005        /s/ Thomas H. Ehrlich
                                 --------------------------------------------
                                 Thomas H. Ehrlich
                                 Vice President and Chief Financial Officer



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Exhibit Index

Exhibit Number             Description
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Exhibit 99.1               Press Release dated December 5, 2005